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        Independent Accountants’ Report on Applying Agreed-Upon Procedures

Triton Container International Limited (the “Company”)
RBC Capital Markets, LLC (“RBC”)
Mizuho Securities USA LLC
MUFG Securities Americas Inc.
(together, the “Specified Parties”)

Re: Triton Container Finance VI LLC, Fixed Rate Asset-Backed Notes, Series 2017-2

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in electronic data files (the “Data Files” defined below) related to a portfolio of containers and the associated leases or lease commitments, which we were informed are intended to be included as collateral in the offering of Triton Container Finance VI LLC, Fixed Rate Asset-Backed Notes, Series 2017-2 (the “Transaction”). The Company is responsible for the specified attributes identified by the Company in the Data Files. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.
Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

•	The term “rounding” means that dollar amounts and percentages were within $0.01 and 0.1%, respectively.

•	The term “Statistical Cutoff Date” means May 31, 2017.

•	The term “Data Files” means the following:

•
An electronic data file (TCF 2017-2 Data_Tape_Final_with NBV (rev)_to KPMG) (the “Units File”) provided by the Company on July 24, 2017, containing certain information related to 256,655 containers (“Containers”) and the leases associated with the Current Units (the “Leases”) as of the Statistical Cutoff Date. Within the Units File, 216,608 of the Containers are in the Company’s existing fleet (the “Current Units”), and the remaining 40,047 were Containers which the Company informed us had been purchased from manufacturers and had not been leased (the “Factory Units”).

•
An electronic data file (RBC_committedleases_06262017 v2) (the “Lease Commitments File”) provided by the Company on July 24, 2017, containing certain information related to 26 lease commitments which the Company informed us relate to Factory Units it expects to lease to specific lessees (the “Lease Commitments”). A listing of the Lease Commitments is attached hereto as Exhibit A.

•
The term “New Units List File” means an electronic data file (TCF 2017-2 Data_Tape_Final_with NBV (reduced file size)_Unit List with ID.xlsb) provided by the Company on July 20, 2017, containing information related to whether each of the 256,655 Containers in the Units File is “New” to Series 2017-2 and expected to be included in the Transaction.

•
The term “Lease Commitment Contract” means an un-executed lease agreement between the Company and a third party that contains certain information related to the Lease Commitments including: Lessee’s Name, Lease

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Type, Per Diem Rate, Lease Expiration Date, Equipment Type, and Number of Units. We make no representation regarding the validity, enforceability, or authenticity of the Lease Commitment Contract.

•
The term “Sources” refers to the Lease Commitment Contract, Invoice, Purchase Contract, HPOX45 Unit Details File, Acceptance Certificate, Certificate of Final Inspection, Purchase Agreement, Acceptance Notification Email, screenshot from the Company’s fleet management system, Lease Agreement, Lease Addendum, Amendment to the Lease Agreement, or Long Term Lease Contract provided by the Company.

I.	The Units File

A.	The Company instructed us to select a random sample of 40 Containers (the “Sample Containers”) from the New Units List File. A listing of the Sample Containers is attached hereto as Exhibit B.

B.
For each Sample Container, we compared or recomputed the specified attributes in the Units File to or using the corrersponding information in the sources provided by the Company indicated below. The Specified Parties indicated that the absence of any of the Sources or the inability to agree the indicated information from the Units File to the Source(s) for each of the specified attributes, utilizing instructions provided by the Company (as applicable) indicated below, constituted an exception. The Sources are listed in the order of priority until such attribute was agreed.

    KPMG LLP
Suite 700
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Attribute	Sources/Instructions
Container Unit ID	Invoice, Purchase Contract, Purchase Order, or HPOX45 Unit Details File.
Equipment Purchase Cost (“PO Cost”)	Invoice, Purchase Contract, Purchase Order, or HPOX45 Unit Details File.
Recomputed Net Book Value (“NBV”)
Recompute the NBV as of the Statistical Cutoff Date based on each Sample Container’s OEC and Acceptance Date stated in the Units File, and the residual value percentage and depreciation life by Equipment Type contained in the Units File. We compared the Recomputed NBV to the corresponding information stated in the Units File. For Sample Container #12, for which the Acceptance Date stated in the Units File was the date the Sample Container was repurchased, we were instructed by the Company to recompute the NBV as of the Statistical Cutoff Date based on the Sample Container’s OEC and the original manufacture date stated in the Units File.

Acceptance Date
Acceptance Certificate, Certificate of Final Inspection, Purchase Contract, or Acceptance Notification Email. We were instructed by the Company to consider the information to be in agreement if the difference was not greater than 30 days.

Age (in years)
Recomputed based on each Sample Container’s Acceptance Date stated in the Units File and the Statistical Cutoff Date. For Sample Container #12, for which the Acceptance Date stated in the Units File was the date the Sample Container was repurchased, we were instructed by the Company to recompute the Age based on the Sample Container’s original manufacture date and the Statistical Cutoff Date.

Equipment Type	Invoice, Purchase Contract, Purchase Order, or HPOX45 Unit Details File.
Fleet Status “Offlease”	Screenshot from the Company’s fleet management system. We were instructed by the Company to consider the information to be in agreement if the screenshot indicated a status of “AVAL.”
Lease Type “LTL,” “LTLM,” “Master Lease,” or “ADHOC”
Lease Agreement, Lease Addendum, Amendment to the Lease Agreement, or Long Term Lease Contract. The Company instructed us to perform this procedure for Sample Containers with a Fleet Status of “Onlease” in the Units File (an “Onlease Sample Container”). For Sample Container #38, for which the Lease Type per the Lease Agreement was “Master Lease,” we were instructed by the Company to consider the Lease Type to be “LTL” due to the highly punitive retroactive per diem rate for early returns.

Lessee’s Name	Lease Agreement, Lease Addendum, Amendment to the Lease Agreement, or Long Term Lease Contract. The Company instructed us to perform this procedure for Onlease Sample Containers.
Rental Rate
Lease Agreement, Lease Addendum, Amendment to the Lease Agreement, Long Term Lease Contract, or Contract Terms screenshot from the Company’s fleet management system. The Company instructed us to perform this procedure for Onlease Sample Containers.

Lease Expiration Date
Lease Agreement, Lease Addendum, Amendment to the Lease Agreement, or Long Term Lease Contract. The Company instructed us to perform this procedure for Onlease Sample Containers with a Lease Type of “LTL” or “LTLM.”

The information regarding the Sample Containers in the Units File was found to be in agreement with the respective information stated in the Sources.
There were no conclusions that resulted from the procedures.

    KPMG LLP
Suite 700
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Irving, CA 92618-3391

C.
In addition to the procedures described above, for each Onlease Sample Container, we observed a “Leased Out” status stated on a screenshot from the Company’s fleet management system or the presence of a signed Lease Agreement, Lease Addendum, Amendment to the Lease Agreement, or Long Term Lease Contract. We make no representation regarding the authenticity of the signature(s) on the Lease Agreement, Lease Addendum, Amendment to the Lease Agreement, or Long Term Lease Contract.

II.	The Lease Commitments File

For each Lease Commitment, we compared the specified attributes in the Lease Commitments File to the corresponding information in the Sources indicated below. The Specified Parties indicated that the absence of any of the Sources or the inability to agree the indicated information from the Lease Commitments File to the Source for each of the specified attributes, utilizing instructions provided by the Company (as applicable) indicated below, constituted an exception.

Attributes	Sources/Instructions
Lessee’s Name	Lease Commitment Contract
Lease Type “LTL”	Lease Commitment Contract
Rental Rate	Lease Commitment Contract
Lease Expiration Date	Lease Commitment Contract
Equipment Type	Lease Commitment Contract
Number of Units
We were instructed by the Company to consider the information to be in agreement if the Number of Units stated in the Lease Commitments File was not greater than the Number of Units stated in the Lease Commitment Contract.

The information regarding the Lease Commitments in the Lease Commitments File was found to be in agreement with the respective information stated in the Sources.
There were no conclusions that resulted from the procedures.
This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data Files. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.
The procedures performed were applied based on the information included in the Data Files, the Sources, the New Units List File, the Lease Commitment Contract, and information and instructions provided by the Company, without verification or evaluation of such information and instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Containers or the existence of the Leases or Lease Commitments, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Data Files, the Sources, the New Units List File, the Lease Commitment Contracts, or data and documents furnished to us by the Company which were used in our procedures, or (iv) matters of legal interpretation.
The procedures performed were not intended to address, nor did they address: (i) the conformity of the acquisition of the Containers or origination of the Leases or Lease Commitments to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Containers, Leases, or Lease Commitments being securitized, (iii) the compliance of the lessor of the Containers and the Leases with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Containers and the Leases that would be material to the likelihood that the issuer of the asset‑backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (NRSRO).

    KPMG LLP
Suite 700
20 Pacifica
Irving, CA 92618-3391

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.
This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.
/s/ KPMG LLP
Irvine, CA
August 3, 2017

Exhibit A
The Lease Commitments

Lease Commitment Number	Lease Commitment ID1	Lease Commitment Number	Lease Commitment ID1

1	2017-2-001	14	2017-2-014
2	2017-2-002	15	2017-2-015
3	2017-2-003	16	2017-2-016
4	2017-2-004	17	2017-2-017
5	2017-2-005	18	2017-2-018
6	2017-2-006	19	2017-2-019
7	2017-2-007	20	2017-2-020
8	2017-2-008	21	2017-2-021
9	2017-2-009	22	2017-2-022
10	2017-2-010	23	2017-2-023
11	2017-2-011	24	2017-2-024
12	2017-2-012	25	2017-2-025
13	2017-2-013	26	2017-2-026

____________________
1 The Company has assigned a unique Lease Commitment ID to each Lease Commitment. The Lease Commitment IDs referred to in this Exhibit are not the Lease IDs.

Exhibit B
The Sample Containers

Sample Container Number	Unit Number	Sample Container Number	Unit Number

1	TCNU2151399	21	TCNU2116660
2	TCNU2341660	22	TCNU3980434
3	TCNU3083616	23	TLLU4530978
4	TRHU1053730	24	TTNU8494079
5	TRHU1059764	25	TTNU8483942
6	TRHU1090800	26	TCKU4852285
7	TRHU1093584	27	TRHU3052619
8	TRHU1129500	28	TCNU5844308
9	TRHU3752042	29	TRHU3358738
10	TCNU5950043	30	TCNU5694759
11	TRIU0352180	31	TCNU5303411
12	HNSU2021937	32	TCNU5306827
13	TRHU3630759	33	TCNU5735159
14	TRHU3631884	34	TCNU5492125
15	TCKU4384986	35	TRHU3203628
16	TRHU2345633	36	TCNU5149332
17	TCNU2174223	37	TCKU4660050
18	TLLU4716670	38	TCNU5951348
19	TRIU6714800	39	TCNU4553083
20	TTNU8197975	40	TTNU8519285